UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 23, 2026

QHSLab, Inc.

(Exact Name of Registrant as Specified in its Charter)

0-19041

(Commission File No.)

Nevada	30-1104301
(State of Incorporation)	(I.R.S. Employer Identification No.)

901 Northpoint Parkway Suite 302 West Palm Beach FL 33407	33407
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (929) 379-6503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	USAQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

QHSLab, Inc. (the “Company”) consummated a Note Repurchase Agreement (the “Repurchase Agreement”) with MedScience Research Group, Inc., a Florida corporation (“MedScience”).

Pursuant to the Repurchase Agreement, the Company repurchased, cancelled, and extinguished a Promissory Note dated June 23, 2021, originally issued in the principal amount of $750,000 and held by MedScience (the “Note”). As of December 31, 2025, the outstanding principal and accrued interest under the Note totaled $470,529. In consideration for the repurchase of the Note, the Company issued an aggregate of 1,568,432 shares of its common stock, par value $0.0001 per share (the “Shares”), as directed by MedScience.

The Company’s Chief Executive Officer and principal shareholder is a minority shareholder of MedScience and provides services to MedScience for which he is compensated. The Chief Executive Officer did not receive any personal distribution or other consideration in connection with this transaction.

Upon issuance of the Shares, all obligations of the Company under the Note were fully satisfied, discharged, and extinguished, and the Note was cancelled and is of no further force or effect.

The foregoing description of the Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Repurchase Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K or an amendment thereto.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Shares were issued in a private transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Regulation D promulgated thereunder. The Shares were issued as consideration for the cancellation of indebtedness and were not issued for cash. No underwriting discounts or commissions were paid in connection with the issuance. Appropriate “Securities Act” legends were affixed to the certificates representing the Shares and will be maintained in the transfer records of the Company’s transfer agent.

The Shares have not been registered under the Securities Act and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act.

Item 8.01 Other Events

The Company believes that the repurchase and extinguishment of the Note simplifies its capital structure, eliminates a related-party debt obligation, and improves the clarity of its balance sheet and financial reporting going forward.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Note Repurchase Agreement, dated December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 23, 2026

QHSLab, Inc.

/s/ Troy Grogan
Name:	Troy Grogan
Title:	CEO and Chairman